    As filed with the Securities and Exchange Commission on December 7, 1999

                                                Registration No. 333 -
===============================================================================


                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             --------------------

                              BARGO ENERGY COMPANY
                          (Exact name of registrant as
                           specified in its charter)

               TEXAS                                  87-0239185
    (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

                700 LOUISIANA, SUITE 3700, HOUSTON, TEXAS 77002
              (Address of Principal Executive Offices) (Zip Code)

                              BARGO ENERGY COMPANY
                           1999 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                                  TIM J. GOFF
                700 LOUISIANA, SUITE 3700, HOUSTON, TEXAS 77002
                    (Name and address of agent for service)

                                 (713) 236-9792
         (Telephone number, including area code, of agent for service)

                             --------------------

                                    Copy to:

                             Haynes and Boone, LLP
                           1000 Louisiana, Suite 4300
                              Houston, Texas 77002
                           Attn: George G. Young III
                                 (713) 547-2081



                                           CALCULATION OF REGISTRATION FEE

======================================================================================================================
           TITLE OF                  AMOUNT           PROPOSED MAXI-          PROPOSED MAXI-           AMOUNT OF
       SECURITIES TO BE               TO BE         MUM OFFERING PRICE        MUM AGGREGATE          REGISTRATION
          REGISTERED               REGISTERED           PER SHARE             OFFERING PRICE              FEE
----------------------------------------------------------------------------------------------------------------------
Common Stock, par value
   $0.01 per share (1)             26,333,747           $.4063(2)             $10,699,401(2)             $2,825
----------------------------------------------------------------------------------------------------------------------

     (1) In addition, pursuant To Rule 416(c) under the Securities Act of 1933, This Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Bargo Energy Company 1999 Stock Incentive Plan described herein.

     (2) Estimated solely for purposes of calculating the registration fee. Pursuant to Rule 457(c) and 457(h), the offering price and registration fee is computed on the basis of the average of the bid and asked price on the OTC Electronic Bulletin Board on December 3, 1999.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


ITEM 1.        PLAN INFORMATION.*

ITEM 2.        REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

         *Information specified in Part I of Form S-8 (Items 1 and 2) will be sent or given to our employees, officers and directors participating in the Bargo Energy Company 1999 Stock Incentive Plan as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act").

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.        INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by us with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, are incorporated herein by reference:

         o     Annual Report on Form 10-K for the fiscal year ended December
               31, 1998.

         o Quarterly Reports on Form 10-Q for the periods ended March 31, 1999, June 30, 1999 and September 30, 1999.

         o Current Reports on Form 8-K filed with the Securities and Exchange Commission on February 26, 1999, April 29, 1999, May 4, 1999, May 21, 1999, May 27, 1999, August 24, 1999, October 12,
               1999, October 14, 1999 and November 19, 1999.

         o The description of our common stock contained in our Registration Statement on Form 10, filed with the Securities and Exchange Commission on January 31, 1978, including any future amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered under the plan have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

ITEM 4.       DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.       INDEMNIFICATION  OF DIRECTORS AND OFFICERS.

         Article 2.02-1 of the Texas Business Corporation Act provides that any director or officer of a Texas corporation may be indemnified against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by him in connection with or in defending any action, suit or proceeding in which he was, is, or is threatened to be made a named defendant or respondent by reason of his position as director or officer, provided that he conducted himself in good faith and reasonably believed that, in the case of conduct in his official capacity as a director or officer of the corporation, such conduct was in the corporation's best interests; and, in all other cases, that such conduct was at least not opposed to the corporation's best interests. In the case of any criminal proceeding, a director or officer may be indemnified only if he had no reasonable cause to believe his conduct was unlawful. If a director or officer is found liable to the corporation, or is found liable on the basis that he received an improper personal benefit, indemnification is limited to the reimbursement of reasonable expenses actually incurred. No indemnification is available if the officer or director is found liable for willful or intentional misconduct in the performance of his duty to the corporation. If a director or officer is wholly successful, on the merits or otherwise, in connection with such a proceeding, such indemnification is mandatory.

         Our certificate of incorporation and bylaws allows us to indemnify each of our directors and our officers to the fullest extent permitted by applicable law.

         We have purchased directors and officers liability insurance which insures, among other things,

         o our officers and directors from any claim arising out of an alleged wrongful act by such

         o persons while acting as directors and officers; and us to the extent that we have indemnified the directors and officers for such loss.

ITEM 7.        EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.           EXHIBITS.

   EXHIBIT                                                         INCORPORATED HEREIN                 FILED
   NUMBER                     DESCRIPTION                            BY REFERENCE TO                 HEREWITH
-------------  -----------------------------------------  -------------------------------------   ---------------
     4.1       Articles of Incorporation                  Incorporated by reference from the
               of Bargo Energy Company                    Company's current report on
                                                          Form 8-K filed with the Securities
                                                          and Exchange Commission on
                                                          April 29, 1999 (File No. 000-86-0)

     4.2       Bylaws of Bargo Energy Company             Incorporated by reference from the
                                                          Company's current report on
                                                          Form 8-K filed with the Securities
                                                          and Exchange Commission on
                                                          April 29, 1999 (File No. 000-86-0)

     4.3       Specimen Stock Certificate                                                                X

   EXHIBIT                                                         INCORPORATED HEREIN                 FILED
   NUMBER                     DESCRIPTION                            BY REFERENCE TO                 HEREWITH
-------------  -----------------------------------------  -------------------------------------   ---------------
     5.1       Opinion of Haynes and Boone, LLP                                                          X

     15        Letter re unaudited interim financial
               information*

    23.1       Consent of PricewaterhouseCoopers,                                                        X
               LLP

    23.2       Consent of Haynes and Boone, LLP                                                   Included as
                                                                                                  part of
                                                                                                  Exhibit 5.1

    23.3       Consent of T.J. Smith & Co., Inc.                                                         X

    23.4       Consent of Hein + Associates LLP                                                          X

     24        Power of Attorney                                                                  Signature
                                                                                                  Page to this
                                                                                                  Registration
                                                                                                  Statement

     99        1999 Stock Incentive Plan                                                                 X

------------------


*  Not applicable

ITEM 9.       UNDERTAKINGS.

         (a)  We hereby undertake that we will:

              (1) File, during any period in which we offer or sell securities, a post-effective amendment to this Registration Statement to:

                  (i) Include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) Reflect in the prospectus any facts or events which, individually or together, represent a fundamental change in the information in the Registration Statement; and, notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                  (iii) Include any additional or changed material information on the plan of distribution;

                  Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required in a post-effective amendment is incorporated by reference from periodic reports filed with the Securities sand Exchange Commission by us under the Exchange Act.

              (2) For determining liability under the Securities Act, treat each such post-effective amendment as a new registration statement of the securities offered, and the offering of the securities at that time to be the initial bona fide offering.

              (3) File a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

         (e) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions referred to in
              Item 6, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of ours in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on December 3, 1999.


                                      BARGO ENERGY COMPANY
                                      (Registrant)



                                      By: /s/ Tim J. Goff
                                          -----------------------------------
                                          Tim J. Goff,  Chairman of the Board
                                          and Chief Executive Officer
                                          (principal executive officer)

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Tim J. Goff and Jonathan M. Clarkson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                              TITLE                                                             DATE
---------                              -----                                                             ----

/s/ Tim J. Goff                        Chairman of the Board                                       December 3, 1999
-----------------------------------    and Chief Executive Officer
Tim J. Goff                            (principal executive officer)


/s/ Jonathan M. Clarkson               President and Chief Operating Officer                       December 3, 1999
-----------------------------------    (principal financial officer)
Jonathan M. Clarkson

/s/ Kimberly G. Seekely                Vice President and Treasurer                                December 3, 1999
-----------------------------------    (principal accounting officer)
Kimberly G. Seekely

/s/ Thomas D. Barrow                   Director                                                    December 3, 1999
-----------------------------------
Thomas D. Barrow

/s/ D. Martin Phillips                 Director                                                    December 3, 1999
-----------------------------------
D. Martin Phillips

/s/ Gary R. Petersen                   Director                                                    December 3, 1999
-----------------------------------
Gary R. Petersen

/s/ Daniel M. Weingeist                Director                                                    December 3, 1999
-----------------------------------
Daniel M. Weingeist

                                       Director                                                    December 3, 1999
-----------------------------------
J. Travis Hain

/s/ Brian D. Young                     Director                                                    December 3, 1999
-----------------------------------
Brian D. Young

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, Bargo Energy Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on December 3, 1999.


                                  BARGO ENERGY COMPANY 1999 STOCK
                                  INCENTIVE PLAN

                                  By: Bargo Energy Company Plan Administrator



                                  By: /s/ Tim J. Goff
                                      -----------------------------------
                                      Tim J. Goff,  Chairman of the Board
                                      and Chief Executive Officer
                                      (principal executive officer)

                                 EXHIBIT INDEX


   EXHIBIT                                                         INCORPORATED HEREIN                 FILED
   NUMBER                     DESCRIPTION                            BY REFERENCE TO                  HEREWITH
-------------  -----------------------------------------  -------------------------------------   ---------------
     4.1       Articles of Incorporation                  Incorporated by reference from the
               of Bargo Energy Company                    Company's current report on
                                                          Form 8-K filed with the Securities
                                                          and Exchange Commission on
                                                          April 29, 1999 (File No. 000-86-0)

     4.2       Bylaws of Bargo Energy Company             Incorporated by reference from the
                                                          Company's current report on
                                                          Form 8-K filed with the Securities
                                                          and Exchange Commission on
                                                          April 29, 1999 (File No. 000-86-0)

     4.3       Specimen Stock Certificate                                                                X

     5.1       Opinion of Haynes and Boone, LLP                                                          X

     15        Letter re unaudited interim financial
               information*

    23.1       Consent of PricewaterhouseCoopers,                                                        X
               LLP

    23.2       Consent of Haynes and Boone, LLP                                                   Included as
                                                                                                  part of
                                                                                                  Exhibit 5.1

    23.3       Consent of T.J. Smith & Co., Inc.                                                         X

    23.4       Consent of Hein + Associates LLP                                                          X

     24        Power of Attorney                                                                  Signature
                                                                                                  Page to this
                                                                                                  Registration
                                                                                                  Statement

     99        1999 Stock Incentive Plan                                                                 X

------------------


*  Not applicable